TRANSOCEAN PARTNERS LLC

Contact: Investor Relations
713-232-7500

Transocean PARTNERS LLC

PROFILE

Transocean Partners LLC is a growth-oriented limited liability company formed by Transocean, one of the world's largest offshore drilling contractors, to own, operate and acquire modern, technologically advanced offshore drilling rigs. Our assets consist of 51% interests in the subsidiary companies that own and operate three ultra-deepwater drilling rigs operating in the U.S. Gulf of Mexico. Transocean owns the remaining 49% noncontrolling interest in each of the subsidiary companies. We generate revenue by providing contract drilling services, which involves contracting our mobile offshore drilling fleet, related equipment and work crews on a dayrate basis to energy companies to drill oil and gas wells. We expect to grow our asset base and cash distributions as a result of our strategic relationship with Transocean.

FINANCIAL HIGHLIGHTS

Attractive Long-Term Contract Coverage


Existing Contracts and Dayrates
(US$ '000 per day)
Discoverer Inspiration
526
585
Chevron
Discoverer Clear Leader
569
590
Chevron
Development Driller III
429
BP
➢ $2.1 billion backlog*
➢ 3.5 year average remaining term*
2014
2015
2016
2017
2018
2019
2020

*As of February 17, 2015


Strategic Relationship with Transocean
Attractive Multi-Pronged Growth Strategy
Key Investment Highlights
High-Quality, Cash Flow Generating Asset Base
Financial Flexibility to Execute Growth Strategy
Experienced Management Team

Visible Pipeline of Premium Ultra-deepwater Rigs

Potential Dropdown Candidates

Drilling Unit	Location	Customer	Expected Contract Start Date (1)	Approximate Contract Length	Dayrate (1) (2) (US$ '000/day)
Deepwater Invictus	Gulf of Mexico	BHP Billiton	Operating	3 years	603
Deepwater Thalassa	TBA	Shell	Q1 2016	10 years	519
Deepwater Proteus	TBA	Shell	Q3 2016	10 years	519
Deepwater Conqueror	Gulf of Mexico	Chevron	Q4 2016	5 years	599
Deepwater Pontus	TBA	Shell	Q1 2017	10 years	519
Deepwater Poseidon	TBA	Shell	Q2 2017	10 years	519

(1) As of Transocean Ltd.'s Fleet Status Report dated April 16, 2015 (2) Represents the maximum contractual operating dayrate

Forward-Looking Statements: The statements described in this document that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements contain words such as "possible," "intend," "will," "if," "expect" or other similar expressions. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, the securities markets generally, the impact of adverse market conditions affecting the business of Transocean Partners, adverse changes in laws including with respect to tax and regulatory matters, operating hazards and delays, risks associated with international operations, actions by customers and other third parties, the future prices of oil and gas and other factors, including those and other factors discussed in Transocean Partners' Annual Report on Form 10-K for the year ended December 31, 2014 and in Transocean Partners' other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or expressed or implied by such forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, Transocean Partners undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that occur, or which Transocean Partners becomes aware of, after the date hereof, except as otherwise may be required by law.